Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of KinerjaPay Corp. (the "Company") on Form 10-Q for the period ended September 30, 2016 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Budi Sidarta Pranata, CFO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Budi Sidarta Pranata

Budi Sidarta Pranata
CFO
Dated: November 21, 2016

A signed original of this written statement required by Section 906 has been provided to KinerjaPay Corp. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.